1 © Copyright 2022. Avalo Therapeutics. All rights reserved. Avalo is a leading clinical-stage biopharmaceutical company that employs a precision medicine approach to discover, develop, and commercialize highly targeted therapeutics in areas of significant unmet clinical need. Innovation Driven by Compassion January 2022 Investor Day Presentation

2 © Copyright 2022. Avalo Therapeutics. All rights reserved. This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Avalo Therapeutics, Inc. (“Avalo” or the “Company”), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Avalo’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: the future financial and operational outlook; the development of product candidates or products; potential attributes and benefits of product candidates; timing and success of trial results and regulatory review; potential attributes and benefits of product candidates; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Avalo’s management but are subject to significant risks and uncertainties, including: drug development costs, timing and other risks, including reliance on investigators and enrollment of subjects in clinical trials, which might be slowed by the COVID-19 pandemic; regulatory risks; Avalo’s cash position and the need for it to raise additional capital; risks related to potential strategic alternatives for Millipred; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and those other risks detailed in Avalo’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Avalo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Avalo’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based. Forward-Looking Statements

3 © Copyright 2022. Avalo Therapeutics. All rights reserved. Our Management Team Participating in Today’s Presentation Mike Cola Chief Executive Officer ike Cola Garry A. Neil, MD Chief Scientific Officer Garry A. Neil, DH. Jeff Wilkins, MD Chief Medical Officer H. Jeffrey Wilkins, MD Schond L. Greenway Chief Financial Officer Schond L. reen aySchond L. Greenway Chief Commercial Officer Stephen Smolinski

4 © Copyright 2022. Avalo Therapeutics. All rights reserved. Today’s Agenda Topic Presenter Introduction Schond L. Greenway – CFO Executive Summary Mike Cola - CEO AVTX-002 • Phase 1b preliminary data (cohorts 1 and 2) in Crohn’s Disease (CD) • Scientific rationale for new target indication and study design – Non-eosinophilic Asthma (NEA) H. Jeffrey Wilkins, MD – CMO AVTX-007 • Multiple Myeloma and Adult-Onset Still’s Disease (AOSD) ‒ Unmet need; disease pathology; clinical rationale for therapeutic use ‒ Update for ongoing Phase 1b proof-of-concept (POC) studies H. Jeffrey Wilkins, MD – CMO AVTX-803 • Burden of illness and unmet need; status update H. Jeffrey Wilkins, MD – CMO AVTX-006 • Burden of illness and unmet need; status update H. Jeffrey Wilkins, MD – CMO Corporate Goals for FY22 and Closing Remarks Mike Cola – CEO Q&A Management (Mike, Jeff, Garry, Stephen, Schond)

5 © Copyright 2022. Avalo Therapeutics. All rights reserved. Differentiating Features of Our Development Programs Novel first-in class molecules Targeted mechanisms of action with potential for enhanced benefit-risk profile Biomarker approach has potential to increase trial efficiency and probability of regulatory success    Precision medicines company with multiple clinical catalysts in FY22

6 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 • Results from Phase 1b Crohn’s Disease trial marks the 2nd positive proof-of-concept study for AVTX-002 and further validates the LIGHT MOA in inflammatory diseases. Ulcerative colitis signal finding study underway • Compelling biomarker data suggesting that LIGHT plays an important role in inflammation in non-eosinophilic asthma in (NEA). POC trial is underway with data expected 2H 2022 AVTX-007 • Early assessment of AVTX-007 indicates potential for patients with AOSD. Top-line data for both cohorts anticipated by mid-year 2022. • Data from the AVTX-007 study in Multiple Myeloma indicate the therapy is generally safe and well tolerated. No efficacy signal was seen and development in this indication will be discontinued AVTX-800s • AVTX-803 pivotal study on-track for 1Q 2022, anticipated completion in 3Q 2022 • Dialogue with the FDA ongoing for AVTX-801 and AVTX-802 to align on a suitable clinical study trial design AVTX-006 • Top-line Phase 1b data anticipated mid-year 2022 Executive Summary

7 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 Anti-LIGHT mAb AVTX-007 Anti-IL-18 mAb Immunology

8 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Novel, first-in-class fully human subcutaneous (SQ) monoclonal antibody (mAb) • Only fully human anti-LIGHT mAb • Only anti-LIGHT mAb in clinical development AVTX-002: A Novel First-in-Class Anti-LIGHT (TNFSF14) mAb *Kyowa Kirin has an option to retain the rights in Japan. In-licensed From Kyowa Kirin Co., Worldwide Exclusive Rights* for All Indications (2021)

LIGHT Is a Key Driver of Inflammation

Member of the TNF Superfamily (TNFSF14) of Proteins, Involved in T-Cell Activation and Inflammation

- LIGHT (TNFSF14) is a pro-inflammatory cytokine and a co-stimulator of T cells and Th1 cytokines, including interferon (IFN)-γ[1]
- LIGHT is expressed on activated T cells, natural killer (NK) cells, monocytes, granulocytes, and immature dendritic cells[2]
- LIGHT is an important immuno-regulator in the barrier tissues: GI tract, skin, lung, and others[3-5]



HVEM-Mediated Signaling Pathways
FasL
LIGHT
TL1A
LTβR-Mediated Signaling Pathways
Fas
HVEM
DcR3
LTβR
DR3
Activation and Proliferation of Immune Cells
T cell
Myeloid Cell
Macrophage
Inflammation
Upregulation of Inflammatory Molecules
IL-1
GM-CSF
IL-6
CXCL5
IL-10
Pro-inflammatory Mediators and Cytokines

LIGHT, homologous to **L**ymphotoxin, exhibits **I**nducible expression and competes with HSV **G**lycoprotein D for binding to herpesvirus entry mediator (**H**VEM), a receptor expressed on **T** lymphocytes.

1. Ware CF. *Annu Rev Immunol.* 2005;23:787-819. 2. Wang J, Fu YX. *Immunol Res.* 2004;30(2):201-214. 3. Herro R et al. *J Invest Dermatol.* 2015;135(8):2109-2118.
4. Herro R et al. *J Allergy Clin Immunol.* 2015;136(3):757-768. 5. Giles DA et al. *Front Immunol.* 2018;9:2585.

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10 © Copyright 2022. Avalo Therapeutics. All rights reserved. Phase 2 Randomized Controlled Trial Met Primary Endpoint in Patients Hospitalized With COVID-19 ARDS* • AVTX-002 significantly reduced respiratory failure and mortality in a Phase 2 clinical trial in patients hospitalized with COVID-19 acute ARDS • AVTX-002 was well tolerated, with no appreciable differences in immunosuppression or other serious adverse events between AVTX-002 and placebo • AVTX-002 dramatically and rapidly reduced serum free-LIGHT levels by 85% • AVTX-002 granted Fast Track designation for the treatment of hospitalized patients with COVID-19 • Continue to explore avenues of government funding (DoD/DTRA, BARDA)† in ARDS AVTX-002 in COVID-19 ARDS: Final Data Analysis *ARDS, acute respiratory distress syndrome; †DoD, Department of Defense; DTRA, Defense Threat Reduction Agency; Biomedical Advanced Research and Development Authority. Source: Avalo; Perlin DS et al. CERC-002, a human anti-LIGHT mAb reduces respiratory failure and death in hospitalized COVID-19 ARDS patients (https://medrxiv.org/cgi/content/short/2021.04.03.21254748v1).

11 © Copyright 2022. Avalo Therapeutics. All rights reserved. A Single Dose of AVTX-002 Reduced LIGHT Levels Dramatically and Rapidly • Mean LIGHT levels were comparable at baseline across cohorts • Mean LIGHT levels were ~100 pg/mL higher in patients aged ≥60 years • LIGHT levels declined rapidly in the active cohort and increased in the placebo cohort • Pharmacodynamic effect was in addition to standard of care – Approximately 90% of patients received systemic corticosteroids Source: Perlin DS et al. CERC-002, a human anti-LIGHT mAb reduces respiratory failure and death in hospitalized COVID-19 ARDS patients (https://medrxiv.org/cgi/content/short/2021.04.03.21254748v1). Rapid and significant reduction in LIGHT levels after a single SQ dose (16 mg/kg) AVTX-002 (n=36) Placebo (n=34) LI G HT L ev el s ( pg /m L) 400 300 200 100 0 Day 5Day 1 (Baseline) Day 2 LIGHT Levels (pg/mL) Over Treatment Period

12 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 Significantly Reduced Respiratory Failure and Mortality *Prespecified analysis. Source: Data on file, Avalo Therapeutics, Inc. Primary Endpoint: Percentage of Patients Alive and Free of Respiratory Failure at Day 28 Efficacy was highest in patients aged ≥60 years* (n=34, P=0.042), the population most vulnerable to severe complications and death with COVID-19 infection Pa tie nt s ( % ) 100 60 40 20 0 AVTX-002 Overall (n=62) Placebo Age ≥60 y (n=34) Age <60 y (n=28) 80 P=0.044 P=0.042 P=0.274

13 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY AVTX-002 for Inflammatory Bowel Disease (IBD) Crohn’s Disease (CD)

14 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Open-label proof-of-concept study in patients with moderate to severe Crohn’s disease who previously failed 3 or more therapies, including biologics and anti-TNFα mAb* – All resistant to at least two biologics • Clinically meaningful mucosal healing, determined by colonoscopy (SES-CD†), in 50% (4/8) of patients • One patient (1/8) achieved remission (SES-CD = 0) • 75% (3/4) of patients demonstrated mucosal healing by colonoscopy reported doing poorly 2-3 months after cessation of study drug, suggesting a drug-related effect; follow-up ongoing for remaining responder • Rapid response within 8 weeks; free LIGHT levels decreased in all patients • Well-tolerated, no drug-related serious adverse events observed consistent with prior clinical trials of AVTX-002 studied at 16 mg/kg single dose AVTX-002 Demonstrates Efficacy Signal in Proof-of-Concept in Phase 1b Study (Cohorts 1/2) *TNFα, tumor necrosis factor alpha; mAb, monoclonal antibody; †SES-CD, Simple Endoscopic Score for Crohn’s Disease.

15 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 Crohn’s Disease Proof-of-Concept *CDAI, Crohn’s Disease Activity Index; IBDQ, Inflammatory Bowel Disease Questionnaire; SES-CD, Simple Endoscopic Score for Crohn’s Disease. Screening (Visit 1) Open-Label Treatment Period (Visits 2-10) (8 weeks) Safety Follow-Up (Visit 11) AVTX-002, SQ injections every 14 days (N=8, 4 patients in each cohort; Cohort 1: 1mg/kg; Cohort 2: 3mg/kg) Telephone Visit Eligibility & Washout Week: -10 0 1 2 3 4 5 6-8 127 8 Visit #: 1 2 3 4 5 6 7 108 9 11 • Safety • Tolerability • Pharmacokinetics • Short-term efficacy – as measured by SES-CD, CDAI, and IBDQ scores* Open-Label Proof-of-Concept Clinical Trial of AVTX-002 in adults with moderate to severe, active Crohn’s disease who have previously failed anti-tumor necrosis factor alpha (anti-TNFα) treatment Proof-of-Concept Trial Design Primary Endpoint Key Secondary / Exploratory Endpoints • Moderate to severe disease • Anti-TNFα failure • Heavily pre-treated patients • Dose escalation starting at 1mg/kg every 2 weeks • Short duration (8 weeks) • SES-CD score ≥7 Inclusion Criteria

AVTX-002 Crohn's Disease: Phase 1b Data (Cohorts 1/2)

- Three moderate disease patients experienced a clinically meaningful response (SES-CD)
- One patient achieved clinical remission (SES-CD = 0)
- Two patients who demonstrated mucosal healing on colonoscopy reported relapse; Follow-up ongoing for remaining responder

Moderate Disease Patients (SES-CD score 7-15)*

Cohort #	Age (yrs)	Dosing Regimen	Prior Therapy	SES-CD		LIGHT (pg/mL)		Additional Commentary
				Baseline	8 Weeks	Baseline	8 Weeks	
Cohort #2	23	3 mg/kg	Humira, Entyvio	10	0	31	9.6	• 100% reduction in SES-CD score • Follow-up ongoing
Cohort #1	41	1 mg/kg	Remicade, Entyvio, Stelara	11	4	571	27	• 64% reduction in SES-CD score • Informal follow-up: Patient relapsed after treatment cessation and needed hemicolectomy
Cohort #1	49	1 mg/kg	Remicade, Stelara, Humira, Entyvio	12	3	93	45	• 75% reduction in SES-CD score • Informal follow-up: Patient symptoms worsened; reverted to "poor" after cessation of study drug
Cohort #2	24	3 mg/kg	Remicade, Humira, Entyvio	12	17	213	21	• No evidence of improvement

Disease severity according to Simple Endoscopic Score for Crohn's Disease (SES-CD) score[1]: Remission: 0-2; Mild: 3-6; Moderate: 7-15; Severe: >15.

1. Italian Group for the Study of Inflammatory Bowel Disease. https://www.igibdscores.it/en/info-sescd.html. Accessed July 19, 2021.

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AVTX-002 Crohn's Disease: Phase 1b Data (Cohorts 1/2)

- One severe disease patient exhibited a response (SES-CD) during the 8-week treatment period
- Patient who demonstrated mucosal healing on colonoscopy reported relapse of Crohn's disease

Severe Disease Patients (SES-CD score >15)*

Cohort #	Age (yrs)	Dosing Regimen	Prior Therapy	SES-CD		LIGHT (pg/mL)		Additional Commentary
				Baseline	8 Weeks	Baseline	8 Weeks	
Cohort #1	28	1 mg/kg	Remicade, Humira, Stelara, Entyvio	21	15	222	80	• 29% reduction in SES-CD score • Informal follow-up: Patient symptoms worsened; reverted to "severe pain" after cessation of study drug
Cohort #1	63	1 mg/kg	Remicade, Humira, Entyvio, Stelara	18	19	280	57	• No evidence of improvement
Cohort #2	34	3 mg/kg	Entyvio, Stelara, Tysabri, Remicade	21	26	75	30	• No evidence of improvement
Cohort #2	25	3 mg/kg	Humira, Remicade, Entyvio	24	29	159	100	• No evidence of improvement

Future clinical study warrants evaluation of higher dosing regimen and longer treatment period

*Disease severity according to Simple Endoscopic Score for Crohn's Disease (SES-CD) score[1]: Remission: 0-2; Mild: 3-6; Moderate: 7-15; Severe: >15.

1. Italian Group for the Study of Inflammatory Bowel Disease. https://www.igibdscores.it/en/info-sescd.html. Accessed July 19, 2021.

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Rates of Response and Remission to Placebo in CD Induction Trials are Low

- Prior exposure to tumor necrosis factor (TNF) antagonists and short duration of study was associated with lower rates of response to placebo[1-3]
- Key opinion leader research noted that they expect low placebo rates (as low as single-digits in 4L+ patients) in heavily pre-treated patient populations[4]
- In a recent meta-analysis of clinical studies of eldelumab, filgotinib, risankizumab, and ustekinumab vs. placebo patients given placebo (n=188) had pooled rates of[1-3]:
  - Response: 16.2% (95% CI, 10.5%-22.0%)
  - Remission: 5.2% (95% CI, 1.7%-8.8%)

1. Duijvestein M et al. *Clin Gastroenterol Hepatol*. 2020;18(5):1121-1132. 2. Su C et al. *Gastroenterology*. 2004;126(5):1257-1269. 3. Su C et al. *Gastroenterology*. 2007;132(2):516-526. 4. Physician Interviews; ClearView Analysis.

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19 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Biomarkers – Evaluation of biomarker data is ongoing • Independent Preliminary Safety Data Results – No serious adverse events attributable to study drug  Consistent with 83-patient COVID-19 ARDS clinical trial1 – Adverse events were mild to moderate in nature  Most common: GI symptoms consistent with Crohn’s disease – No evidence of increased infections or adverse events related to immunosuppression AVTX-002 Crohn’s Disease: Phase 1b Data (Cohorts 1/2) Perlin DS et al. https://medrxiv.org/cgi/content/short/2021.04.03.21254748v1.

20 © Copyright 2022. Avalo Therapeutics. All rights reserved. 0 100 200 300 400 500 600 700 800 900 1000 Topline Prevalence Diagnosed Prevalence Biologics Treated 1L Biologic 2L Biologic 3L+ Biologic N um be r o f P at ie nt s (K ) ~648 K ~865 K ~389 K ~156 K ~116 K ~116 K 75% diagnosis rate 60% biologic tx rate Addressable Patient Populations and Opportunity (U.S. Only) Atreya R et al. Front Med (Lausanne). 2020;7:517; Ramos GP et al. Mayo Clin Proc. 2019;94(1):155-165; Yu H et al. Aliment Pharmacol Ther. 2018;47(3):364-370; Ye BD et al. Intest Res. 2019;17(1):45-53; Shivashankar R et al. Clin Gastroenterol Hepatol. 2017;15(6):857-863; Ng SC et al. Lancet. 2017;390(10114):2769-2778; Chan W et al. Intest Res. 2017;15(4):434-445; Wentworth BJ et al. Inflamm Bowel Dis. 2018;24(9):2053-2061; Mevius A et al. Digestion. 2021;102(2):216-226; Khan S et al. J Clin Pharm Ther. 2019;44(4):495-507; Cowen AS et al. Trends Cogn Sci. 2021;25(2):124-136; Physician Interviews; ClearView Analysis. 0 200 400 600 800 1000 1200 Topline Prevalence Diagnosed Prevalence Biologics Treated 1L Biologic 2L Biologic 3L+ Biologic N um be r o f P at ie nt s (K ) ~750 K ~1 M ~225 K ~113 K ~45 K ~68 K 75% diagnosis rate 30% biologic tx rate Ulcerative Colitis Addressable Patient Population (U.S., 2035, Base Case) Crohn’s Disease Addressable Patient Population (U.S., 2035, Base Case)

21 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Crohn’s Disease (CD) – Complete evaluation of biomarker data • Ulcerative Colitis (UC) – Clinical study of patients with moderate to severe UC refractory to anti-TNFα* ongoing – Anticipate top-line data in 3Q22 • Data from proof-of-concept CD and UC studies to inform design for a subsequent randomized controlled clinical study in moderate to severe refractory patients AVTX-002 Clinical Program in Inflammatory Bowel Disease *TNFα, tumor necrosis factor alpha. Next Steps

22 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY New AVTX-002 Target Indication Non-Eosinophilic Asthma (NEA)

Non-Eosinophilic Asthma (NEA): Subtype of Asthma With a Poor Prognosis

Characterized by Airway Inflammation With the Absence of Eosinophils

Disease Overview

Patient Population	• Prevalence of asthma in the United States is estimated at 25M[1] • NEA accounts for at least 47% of asthma[2,3] • According to the CDC, more than 50% of patients with current asthma had uncontrolled asthma[4]
Signs and Symptoms[4]	• Associated with environmental and/or host factors such as smoking cigarettes, pollution, infections, and obesity • Patients present with respiratory symptoms such as wheeze, shortness of breath, cough and chest tightness
Treatment Approach[4]	• There are no therapies specifically indicated for NEA • Commonly used asthma drugs such as inhaled corticosteroids (ICS) may exacerbate NEA by causing increased neutrophil levels
Prognosis	• Many NEA patients remain uncontrolled on existing medications[5,6] • Anti-LIGHT therapy may provide a therapeutic option for poorly controlled NEA patients[7-9]

1. Asthma and Allergy Foundation of America. Asthma facts and figures. https://www.aafa.org/asthma-facts/. Accessed January 3, 2022. 2. McGrath KW et al. *Am J Resp Crit Care Med.* 2012;185(6):612-619. 3. Jiang Y et al. *Allergy Asthma Clin Immunol.* 2021;17(1):45. 4. Centers for Disease Control and Prevention. AsthmaStats: Uncontrolled asthma among adults, 2016. https://www.cdc.gov/asthma/asthma_stats/uncontrolled-asthma-adults.htm. Accessed January 3, 2022. 5. Esteban-Gorgojo I et al. *J Asthma Allergy.* 2018;11:267-281. 6. ClearView Healthcare Partners Analysis, June 2021. 7. Hastie AT et al. *J Allergy Clin Immunol.* 2010;125(5):1028-1036. 8. Romeo J et al. *J Allergy Clin Immunol.* 2013;131(2 Suppl):AB203. Abstract 725. 9. Kowal K et al. *J Allergy Clin Immunol.* 2019;143(2 Suppl):AB8. Abstract 23.

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Non-Eosinophilic Asthma (NEA): Subtype of Asthma With a Poor Prognosis

Characterized by Airway Inflammation With the Absence of Eosinophils

Non-Eosinophilic Asthma (NEA) Pathophysiology

- Asthma has been shown to be heterogeneous; many options for eosinophilic subtype
- No approved targeted treatment for NEA
- Strong scientific rationale for LIGHT
  - Elevated LIGHT levels were found to be negatively associated with lung function (FEV_1 and FVC), in sputum of patients with asthma[1]
  - LIGHT was elevated overall in patients with high neutrophils[2]
  - Elevated LIGHT was associated with increased cellular infiltrate and levels of Th1 cytokines as well as reduced lung function in asthma[3]

1. Romeo et al 2013. 2. Hastie AT et al. *J Allergy Clin Immunol.* 2010;125(5):1028-1036. 3. Romeo J et al. *J Allergy Clin Immunol.* 2013;131(2 Suppl):AB203. Abstract 725. 4. Kowal K et al. *J Allergy Clin Immunol.* 2019;143(2 Suppl):AB8. Abstract 23.

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AVTX-002 for the Treatment of Non-Eosinophilic Asthma (NEA)

Trial Design Performed With Dupilumab (Demonstrated Kaplan-Meier Curve Difference in Time to Exacerbation) Allows 2 "Shots" on Endpoint Goal With Exacerbations and Lung Function (FEV_1)

Clinical Trial Design

Multicenter, Phase 2 Study of AVTX-002 in patients with NEA

Inclusion Criteria

- Poorly controlled asthma on LABA* (salmeterol) and ICS† (fluticasone)
- Exacerbation within 1 year previously
- Blood eosinophil count <250 cells/dL

Estimated Enrollment: N=80

AVTX-002 8 mg/kg (max 600 mg) q4wks (n=40)

12 weeks

- Discontinue LABA at Week 2
- Reduce ICS at Week 4 by 50%
- Discontinue ICS at Week 6

Placebo (n=40)

Primary Endpoint

- Time to exacerbation

Key Secondary / Exploratory Endpoints

- Proportion of patients with exacerbation
- Change in FEV_1‡ from baseline
- Change in ACQ§ from baseline

Topline Data Anticipated in 2H22

*LABA, long-acting beta-agonist; †ICS, inhaled corticosteroid; ‡FEV_1, forced expiratory volume in 1 second; §ACQ, asthma control questionnaire.

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Summary: AVTX-002

A Potential Pipeline in a Product

- Efficacy signal demonstrated in heavily pre-treated CD patients supports further evaluation in IBD refractory to anti-TNFα therapies, including biologics
- Anticipate topline data in 3Q22 for UC
- Data from proof-of-concept CD and UC studies to inform design for a subsequent randomized controlled clinical study in patients with moderate to severe refractory disease
- Positive AVTX-002 results from COVID-19 ARDS[1] and CD proof-of-concept studies, in addition to biomarker data in NEA, support further clinical development in new indication
- IND cleared for NEA indication; topline data expected in 2H22

1. Perlin DS et al. CERC-002, a human anti-LIGHT mAb reduces respiratory failure and death in hospitalized COVID-19 ARDS patients (https://medrxiv.org/cgi/content/short/2021.04.03.21254748v1).

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27 © Copyright 2022. Avalo Therapeutics. All rights reserved. Phase 1b anti-IL-18 Monoclonal Antibody for Multiple Myeloma and Still’s Disease (AOSD and sJIA) AVTX-007

28 © Copyright 2022. Avalo Therapeutics. All rights reserved. IL -1 8 (% o f b as el in e) 150 100 50 0 • In-licensed from Medimmune/AstraZeneca • Potent and durable IL-18 inhibition – Evaluated in Phase 1 SAD* for COPD† (n=31) – IV doses of 10, 30, 100, 300 or 1000 mg – Well tolerated Fully Human High-Affinity Anti-IL-18 Monoclonal Antibody *SAD, single ascending dose; †COPD, chronic obstructive pulmonary disease. Source: Data on file, AstraZeneca. Data From Phase 1 Study Demonstrated Favorable Pharmacokinetic and Safety Profile Cohort 1 – 10 mg IV Cohort 2 – 30 mg IV Cohort 3 – 100 mg IV Cohort 4 – 300 mg IV Cohort 3 – 1000 mg IV Placebo

AVTX-007 Treatment of Relapsed and Refractory Multiple Myeloma

Trial in Multiple Myeloma as a Single Agent

Dose Escalation and Expansion Trial Design

Multicenter, Open-Label, Dose-Escalation Phase 1b Study of AVTX-007 in Patients With Relapsed and Refractory Multiple Myeloma

Inclusion Criteria

Treatment-resistant and refractory multiple myeloma with exposures to IMiDs*, proteasome inhibitors, and anti-CD38 mAb

Estimated Enrollment

Dose Escalation Phase ~14
Expansion Phase = 14

AVTX-007: Dose Escalation Phase 3 + 3 Design → AVTX-007: Expansion Phase at RP2D N = 14

Primary Endpoint

- Establishment of RP2D† in Dose Escalation Phase
- Response rate by International Myeloma Working Group criteria at 8 weeks in Expansion Phase

Key Secondary / Exploratory Endpoints

- Change in SPEP‡ from baseline
- Safety and tolerability
- Change in IL-18§ levels in blood and bone marrow
- Change in myeloid-derived suppressor cells in bone marrow from baseline to 8 weeks

*IMiD, immunomodulatory drug; †RP2D, recommended phase 2 dose; ‡SPEP, serum protein electrophoresis; §IL, interleukin.

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30 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Three cohorts completed dosing (4 mg/kg, 9 mg/kg, and 14 mg/kg) IV every 4 weeks as single agent • High-dose cohort of 14 mg/kg (~1000 mg per patient) • Expansion phase at high dose near completion • Predictable PK and PD* • No dose-limiting toxicities or drug-related SAEs† • No efficacy signals detected in high-dose cohort or expansion phase • Favorable AE‡ profile helps de-risk planned dose increase to 1000 mg in the AOSD§ trial • Prioritize focus of AVTX-007 development in AOSD; ending further evaluation in multiple myeloma • Evaluating additional biomarker-driven indications Executive Summary: AVTX-007 Treatment of Relapsed and Refractory Multiple Myeloma as a Single Agent *PK, pharmacokinetics; PD, pharmacodynamics; †SAE, serious adverse event; ‡AE, adverse event; §AOSD, adult-onset Still’s disease.

31 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Pharmacokinetics – Predictable Tmax with IV infusion – Drug levels assessed are predictably dose-dependent • Pharmacodynamics – Deep reductions of Total serum IL18 levels occur quickly by 24 hours post-dose – Reductions of ~ 90% are achieved by Day 8 – The PD effect is generally seen throughout the the full 28-day course • Pending bone marrow assessments – Total serum IL18 levels – MDSC changes in the bone marrow from baseline AVTX-007 Treatment of Resistant and Refractory Multiple Myeloma as a Single Agent: PK and PD Source: Data on file.

32 © Copyright 2022. Avalo Therapeutics. All rights reserved. • No drug-related Serious Adverse Events • No safety signals seen in laboratory analyses AVTX-007 Treatment of Resistant and Refractory Multiple Myeloma as a Single Agent: Adverse Event Profile Favorable Tolerability And Predictable PK And PD At The 14 Mg/Kg (~1000 Mg per subject) Cohort Helps De-risk The Proposed Dose Increase For The AOSD Clinical Trial Source: Data on file. Subject ID/Dose Level Adverse Event Grade (max) Subject 1/ Dose Level 1 flu like symptoms 1 Subject 2/ Dose Level 1 flu like symptoms 1 Subject 3/ Dose Level 3 fatigue 1 Subject 4/ Dose Level 3 fatigue 1 Subject 5/ Dose Level 3 rash 1

Adult-Onset Still's Disease (AOSD)

Rare Inflammatory Condition Characterized by Fever, Sore Throat, Rash, and Joint Pain

Disease Overview

Patient Population	• Rare disease with estimated US diagnosed prevalence of 3,500 to 7,000[1]
Signs and Symptoms	• Symptoms include fever, rash, pharyngitis, arthritis, liver disease, increased ferritin • No definitive genetic or infectious cause • ~40% have severe chronic disease[2]
Treatment Approach	• Treatment: – NSAIDs‡ – Steroids – Immunosuppressants and anti-IL-1/IL-6
Prognosis	• A significant minority of patients with chronic AOSD still have progressive arthritis despite treatment[1] • The unmet need around effectively and rapidly treated AOSD with progressive joint destruction is high[1] • Additionally, a minority of patients may develop severe symptoms such as macrophage activation syndrome[1]

Serum IL-18* Levels Significantly Elevated in AOSD Patients[3]


Serum IL-18 (pg/mL)
1000000
100000
10000
1000
100
10
Active AOSD
AOSD in Partial Remission
AOSD in Remission
Comparison Grp CRP† >5
Comparison Grp CRP† ≤5

*IL, interleukin; †CRP, C-reactive protein; ‡NSAID, nonsteroidal anti-inflammatory drug.
1. ClearView Healthcare Partners Analysis, May 2017. 2. Gerfaud-Valentin M et al. *Autoimmun Rev.* 2014;13(7):708-722. 3. Kudela H et al. *BMC Rheumatol.* 2019;3:4.

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34 © Copyright 2022. Avalo Therapeutics. All rights reserved. Proof-of-Concept Clinical Data *IL, interleukin; †AOSD, adult-onset Still’s disease; ‡t½, elimination half-life. Subcutaneous administration of 80 mg or 160 mg 3 times weekly. Response defined as an improvement of joint count (both Swollen Joint Count [SJC] and Tender Joint Count [TJC] according to a 44-joint assessment) by ≥20% from baseline values, and a 70% decrease in C-reactive protein (CRP) levels compared with baseline values (or reduction to normal levels) or normalization of ferritin. *IL, interleukin; †t½, elimination half-life. Gabay C et al. Ann Rheum Dis. 2018;77(6):840-847. 0 20 40 60 80 80 mg (Week 12) 160 mg (Week 12) Re sp on de rs (% ) Tadekinig Alfa (IL-18BP)* Response Rates Tadekinig Alfa (IL-18BP) Demonstrates Response in Over 50% Treated Patients With AOSD • AB2 Bio clinical proof-of-concept in AOSD† (n=23) using a subcutaneous administration of tadekinig alfa (t½ ‡ = 40 h) – >50% of AOSD patients treated with using tadekinig alfa achieved response • Serum IL-18‡ correlates with disease severity – 4/4 patients with undetectable serum IL-18 had a clinical response • Lack of response in other patients may have been due to inadequate ability of IL-18BP to reduce IL-18 levels – Short half-life requiring frequent subcutaneous injections – Inadequate dosing • AVTX-007 hypothesis for AOSD: ‒ Fully human and highly specific anti-IL-18 mAb ‒ IV administration ‒ Longer half-life (t½ = 25-41 days)

AVTX-007 Treatment of Adult-Onset Still's Disease

Potential Best-in-Class and First-in-Class Anti-IL-18* mAb

Proof-of-Concept Trial Design

Multicenter, Phase 1b Study of AVTX-007 in patients with active adult-onset Still's disease

Inclusion Criteria

- Active AOSD as measured by high fever, elevated CRP and ferritin
- Failed on NSAIDS and corticosteroids

Estimated Enrollment: N=12

12 weeks

AVTX-007 7 mg/kg (max 500 mg) q4wks (n=6)

12 weeks

AVTX-007 14 mg/kg (max 1000 mg) q4wks (n=6)

Primary Endpoint

- Reduction in CRP[†] by ≥50% and elimination of fever for >48 hours

Key Secondary / Exploratory Endpoints

- Change from baseline DAS[‡] score, modified Pouchet score, and DAS-CRP
- Change in CRP, ferritin, and ESR[§]
- Change in IL-18 levels
- Safety and tolerability

Preliminary Clinical Data from Both Cohorts By Mid-Year FY22

*IL, interleukin; [†]CRP, C-Reactive Protein; [‡]DAS, Disease Activity Score; [§]ESR erythrocyte sedimentation rate.

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36 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-800s Monosaccharide Therapy for Congenital Disorders of Glycosylation (CDGs) AVTX-006 for Complex Lymphatic Malformations Rare Diseases

37 © Copyright 2022. Avalo Therapeutics. All rights reserved. Monosaccharide Therapy for Congenital Disorders of Glycosylation (CDGs) AVTX-800s

Congenital Disorders of Glycosylation (CDGs):
Life-Threatening, Ultra-Rare Genetic Disease

Impaired Glycoprotein Production and Function Restored With Therapeutic Dose of Monosaccharide Therapies

- Glycosylation is essential for protein structure and function, particularly for circulating proteins and enzymes such as hormones and coagulation factors
- Currently approximately 150 CDGs identified
- Due to a genetic mutation, CDG patients lack the ability to synthesize functioning glycoproteins
- Life-threatening multi-system diseases: failure to thrive, developmental delay, hypotonia, neurologic abnormalities, hepatic disease, and coagulopathy
- Administration of therapeutic doses of specific monosaccharides targeted to specific CDGs can partially restore impaired glycoprotein production resulting in a meaningful clinical benefit
  - PGM1-CDG: D-galactose supplementation[1]
  - MPI-CDG: D-mannose supplementation[2]
  - LAD-II (SLC35C1-CDG): L-fucose supplementation[3]

1. Wong et al. *Genet Med.* 2017;19(11):1226-1235. 2. Harms et al. *Acta Paediatr.* 2002;91(10):1065-1072. 3. Marquardt et al. *Blood.* 1991;94(12):3976-3985.

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Leukocyte Adhesion Disorders (LAD)

LAD Type II: Absence of Sialyl Lewis X of E-selectin (*SLC35C1* mutation)

Disease Overview

Patient Population	• Worldwide prevalence of LAD II ~10-20 patients
Signs and Symptoms	• Recurrent bacterial infections (e.g., skin, gums, pneumonia, bronchiectasis), growth impairment, cognitive impairment, Bombay phenotype • Facial dysmorphism is common
Diagnosis/ Evaluation	• Flow cytometry to demonstrate absence of Sialyl Lewis X expression (CD15a) using mAb directed to Sialyl Lewis X • Leukocytosis • Neutrophil function assay • H antigen expression (for pharmacodynamic effect)
Treatment	• Currently no FDA-approved treatments

LAD-II (SLC35C1-CGD) Pathophysiology



Weak interaction rolling
Glycan with sialyl Lewis-X
Leukocyte
Firm adhesion
Selectin
Integrin
Extravasation
GlcNAc
Galactose
Sialic acid
Fucose
α3
β4
α3
R
Sialyl Lewis-X antigen

- 3 distinct types of LAD CDG
- Type II (LAD-II) caused by loss-of-function mutation in *SLC35C1* gene, resulting in absence of Sialyl Lewis X of E-selectin
- Inability to put fucose on protein with normal fucose levels

AVTX-803 is an oral formulation of L-fucose that replenishes critical metabolic intermediates to support glycoprotein synthesis, maintenance, and function

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AVTX-803 (Fucose) for Treatment of LAD II (SLC35C1-CDG)

Clinical Program

Trial Design

Single-Center (US), Double-Blind (plus Open-Label Extension) Pivotal Study of AVTX-803 in patients with LAD II (SLC35C1-CDG)

Inclusion Criteria

- Known *SLC35C1* mutation
- Previous known response to fucose



Screening/ Baseline
Randomization
AVTX-803* + Food Vehicle
Food Vehicle
Food Vehicle
AVTX-803* + Food Vehicle
Open-Label Ext. AVTX-803*
Period 1
Up to 6 wks
Period 2
Up to 6 wks
6 months

Primary Endpoint

- Sialyl Lewis X

Key Secondary / Exploratory Endpoints

- Leukocyte function assay
- Neutrophil level

Anticipated Trial Initiation 1Q22

*100-300 mg/kg up to 5x/d based on clinical response.

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41 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-803 (Fucose) for Treatment of LAD II (SLC35C1-CDG) • Progressing toward first patient enrollment in 1Q22; anticipated completion in FY22 • Primary endpoint to be supportive of clinically meaningful benefit • NDA planned – Toxicology completed – Phase 1 PK and PD completed Update

42 © Copyright 2022. Avalo Therapeutics. All rights reserved. Dual mTORC 1/2 Small-Molecule Inhibitor for Complex Lymphatic Malformations AVTX-006

High-Potency, Second-Generation, Dual Inhibitor of mTORC1/2

Potential for Improved Efficacy and Tolerability

- In-licensed from Astellas
- Phase 2–ready asset
  - 4-week nonclinical tox studies completed
  - Previously studied in Phase 1 MAD* (n=128)
  - Development discontinued upon determination that target efficacious doses were above MTD† (30mg QD)[1]
  - Significantly lower doses than MTD likely required to treat complex lymphatic malformations
- Dual mTOR‡ inhibitor maximizes impact of mTOR blockade, as mTORC2 is insensitive to rapalogs
  - Orally available, ATP-competitive kinase inhibitor§
  - IC_{50}¶ = 22 nM and 65 nM for mTORC1 and mTORC2, respectively[2]


NH2
NH
O
N
N
N
N
N
OH
O

*MAD, multiple ascending dose; †MTD, maximum tolerated dose; ‡mTOR, mammalian target of rapamycin; §ATP, adenosine triphosphate; ¶IC, half maximal inhibitory concentration.

1. Mateo J et al. *Br J Cancer*. 2016;114(8):889-896. 2. Bhagwat SV et al. *Mol Cancer Ther*. 2011; 10(8):1394-1406.

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Complex Lymphatic Malformations:
Family of Potentially Life-Threatening Congenital Diseases

Disease Overview

Patient Population	• Estimated to occur in ~1/4000 live births • Usually apparent at birth or by age 2 years
Signs and Symptoms	• Fluid accumulation in affected area (e.g., head/neck, limbs, chest); typically localized • Symptoms vary based on size and location; generally arise from compression/obstruction of nearby structures • Disfigurement of affected area
Treatment Approach	• Not readily treatable by sclerosing agents or surgery due to complexity and location
Prognosis	• Can lead to major disability and death

Complex Lymphatic Malformations (CLM) Pathophysiology



Lymph Valve
LECs
Valve
Flow
Proliferation of Endothelial Cells

- Neoplastic lesions caused by mutations in PI3K/AKT/mTOR pathway
- Leads to local proliferation of lymphatic endothelial cells and perturbation of lymph flow

Source: Figure adapted from Brouillard P et al. *J Clin Invest*. 2014;124(3):898-904.

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Off-Label Use of mTOR Inhibitor Sirolimus in Lymphatic Malformations

Open-Label Clinical Studies Support Efficacy; Use Is Limited by Tolerability Issues and Lack of FDA Approval

- Phase II trial enrolled patients with complicated vascular anomalies
  - Enrolled patients with different subtypes of lymphatic malformations not controlled by previous medication, sclerotherapy, and/or surgery
  - Sirolimus was administered orally for 12 courses of 28 days each
  - 57 patients were evaluable for efficacy at the end of course 6, and 53 were evaluable at the end of course 12
- Safety and tolerability profile leads to low compliance, requires frequent monitoring
  - Physicians reported that sirolimus caused high rates of stomatitis (~60%)
  - Sirolimus bears black box warning for immunosuppression and malignancies

Overall Response	6-month (n=57)	12-month (n=53)	Grade 2 or >AEs
Complete response	0	0	Blood/bone marrow (50%)
Partial response	47 (83%)	45 (85%)	Gastrointestinal (55%)
Progressive disease	7 (12%)	8 (15%)	Metabolic/laboratory (20%)
Stable disease	3 (5%)	0	Infection (15%)

Source: Adams DM et al. *Pediatrics*. 2016;137(2):e20153257.

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AVTX-006 Treatment of Complex Lymphatic Malformations

Dual mTOR Inhibitor to Modulate PI3K* and AKT† Activity

Phase 1b Study Design

Multicenter, Phase 1b Study of AVTX-006 in patients with complex lymphatic malformations

Inclusion Criteria

Adults 18-31 years with moderate to severe complex lymphatic malformations

Estimated Enrollment: N=10

AVTX-006 two dose groups:
0.5 mg and 1mg twice daily

4-week treatment

Primary Endpoint

- Safety and tolerability of AVTX-006

Key Secondary / Exploratory Endpoints

- PK and PD characteristics of AVTX-006
- Evidence of clinical signals utilizing quality of life and radiologic evaluation
- Clinical and laboratory safety assessments
- Selected biomarkers

Top-line Data Anticipated By Mid-Year 2022

*Pi3K, phosphatidylinositol 3-kinase; †AKT, protein kinase B.

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47 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY Summary of FY22 Corporate Goals and Milestones

48 © Copyright 2022. Avalo Therapeutics. All rights reserved. Multiple Meaningful Clinical Catalysts • AVTX-002 UC cohort data in 3Q 2022 to help design the next phase of the IBD development program • AVTX-002 NEA data from 80-patient Phase 2 in 2H 2022 • AVTX-007 AOSD data from both cohorts in mid-year 2022 • AVTX-006 Complex Lymphatic Malformation data in mid-year 2022 • AVTX-803 LAD II (SLC35C1-CDG) data in 3Q 2022 Significant Business Development Opportunities • Potential to partner substantially de-risked programs following data • Monetization of potential PRVs 2022: A Transformational Year

Clinical-Stage Pipeline

Program	Mechanism of Action	Lead Indication	Designation	Clinical Development Stage: Early-Stage	Mid-Stage	Late-Stage	Anticipated Milestone
Immunology							
AVTX-002	Anti-LIGHT mAb	COVID-19 ARDS	Fast Track				Received Fast Track Designation*
		Inflammatory bowel disease	–				CD: Phase 1b Study Completed UC: Top-line Data 3Q 2022
		NEA	–				Top-line Phase 2 data 2H 2022
AVTX-007	Anti-IL-18 mAb	Still's disease	–				Top-line Data Mid-Year 2022
Rare Genetic Diseases							
AVTX-006	Dual mTOR inhibitor	Complex lymphatic malformations	ODD RPDD PRV eligible				Top-line Phase 1b Data Mid-Year 2022
AVTX-801	D-Galactose replacement	PGM1-CDG	ODD RPDD PRV eligible Fast Track				Pivotal Trial Data 2022
AVTX-802	D-Mannose replacement	MPI-CDG					Pivotal Trial Data 2022
AVTX-803	L-Fucose replacement	LAD II (SLC35C1-CDG)					Pivotal Trial Data 3Q 2022

*Avalo remains in dialogue with the FDA and is working through feedback to determine the trial design for a registrational study and accompanying timelines, including the potential expansion to a larger patient population in broader ARDS.
ARDS, acute respiratory distress syndrome; CDG, congenital disorder of glycosylation; IL, interleukin; IND, Investigational New Drug; LAD, leukocyte adhesion deficiency; mAb, monoclonal antibody;
MPI, mannose phosphate isomerase; mTOR, mammalian target of rapamycin; ODD, orphan drug designation; PGM1, phosphoglucomutase 1; PRV, priority review voucher; RPDD, rare pediatric disease designation; UC, ulcerative colitis.

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50 © Copyright 2022. Avalo Therapeutics. All rights reserved. NASDAQ:AVTX www.avalotherapeutics.com Q&A